Exhibit 99.2

                           [LOGO] UBS Investment Bank
                            Fixed Bid Stratification
           (DELCODE in ('BID,CMT,OWN,SVC')); CURRPORT in (9047,9236)
================================================================================


--------------------------------------------------------------------------------
Pool Summary                            COUNT                   UPB          %
--------------------------------------------------------------------------------
Conforming                                539        $80,706,220.02    100.00%
--------------------------------------------------------------------------------
Total:                                    539        $80,706,220.02    100.00%
--------------------------------------------------------------------------------
Data as of Date: 2003-10-01
AVG UPB: $149,733.25
GROSS WAC: 5.8080%
NET WAC: 5.558%
% SF/PUD: 51.68%
% FULL/ALT: 100.00%
% CASHOUT: 38.89%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 61.47%
% FICO > 679: 85.86%
% NO FICO: 0.00%
WA FICO: 735
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 0.00%
CALIFORNIA %: 47.29%
Latest Maturity Date: 20331001
Loans with Prepay Penalties: 0.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Product Type                            COUNT                   UPB          %
--------------------------------------------------------------------------------
30 YR FXD                                 539        $80,706,220.02    100.00%
--------------------------------------------------------------------------------
Total:                                    539        $80,706,220.02    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Balance                        COUNT                   UPB          %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                         24        $   947,480.52      1.17%
$50,000.01 - $100,000.00                  182         14,223,184.24     17.62
$100,000.01 - $150,000.00                 129         16,062,215.84     19.90
$150,000.01 - $200,000.00                  79         13,811,152.92     17.11
$200,000.01 - $250,000.00                  49         10,969,600.16     13.59
$250,000.01 - $300,000.00                  33          9,210,003.18     11.41
$300,000.01 - $350,000.00                  28          9,133,564.01     11.32
$350,000.01 - $400,000.00                   7          2,523,886.00      3.13
$400,000.01 - $450,000.00                   4          1,628,400.00      2.02
$450,000.01 - $500,000.00                   2            955,733.15      1.18
$600,000.01 - $650,000.00                   2          1,241,000.00      1.54
--------------------------------------------------------------------------------
Total:                                    539        $80,706,220.02    100.00%
--------------------------------------------------------------------------------
Minimum: $18,400.00
Maximum: $620,500.00
Average: $149,774.71
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Unpaid Balance                          COUNT                   UPB          %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                         24        $   947,480.52      1.17%
$50,000.01 - $100,000.00                  182         14,223,184.24     17.62
$100,000.01 - $150,000.00                 129         16,062,215.84     19.90
$150,000.01 - $200,000.00                  79         13,811,152.92     17.11
$200,000.01 - $250,000.00                  49         10,969,600.16     13.59
$250,000.01 - $300,000.00                  33          9,210,003.18     11.41
$300,000.01 - $350,000.00                  28          9,133,564.01     11.32
$350,000.01 - $400,000.00                   7          2,523,886.00      3.13
$400,000.01 - $450,000.00                   4          1,628,400.00      2.02
$450,000.01 - $500,000.00                   2            955,733.15      1.18
$600,000.01 - $650,000.00                   2          1,241,000.00      1.54
--------------------------------------------------------------------------------
Total:                                    539        $80,706,220.02    100.00%
--------------------------------------------------------------------------------
Minimum: $18,381.23
Maximum: $620,500.00
Average: $149,733.25
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Gross Rate                              COUNT                   UPB          %
--------------------------------------------------------------------------------
4.501% - 4.750%                             1        $   103,959.03      0.13%
4.751% - 5.000%                             2            154,500.36      0.19
5.001% - 5.250%                            31          4,240,191.62      5.25
5.251% - 5.500%                           134         22,809,568.65     28.26
5.501% - 5.750%                            95         14,860,028.39     18.41
5.751% - 6.000%                           151         21,671,076.50     26.85
6.001% - 6.250%                            43          6,322,129.76      7.83
6.251% - 6.500%                            50          7,112,862.45      8.81
6.501% - 6.750%                            17          1,971,560.44      2.44
6.751% - 7.000%                            14          1,383,842.82      1.71
7.001% - 7.250%                             1             76,500.00      0.09
--------------------------------------------------------------------------------
Total:                                    539        $80,706,220.02    100.00%
--------------------------------------------------------------------------------
Minimum: 4.750%
Maximum: 7.125%
Weighted Average: 5.808%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Net Rate                                COUNT                   UPB          %
--------------------------------------------------------------------------------
4.251% - 4.500%                             1        $   103,959.03      0.13%
4.501% - 4.750%                             2            154,500.36      0.19
4.751% - 5.000%                            31          4,240,191.62      5.25
5.001% - 5.250%                           134         22,809,568.65     28.26
5.251% - 5.500%                            95         14,860,028.39     18.41
5.501% - 5.750%                           151         21,671,076.50     26.85
5.751% - 6.000%                            43          6,322,129.76      7.83
6.001% - 6.250%                            50          7,112,862.45      8.81
6.251% - 6.500%                            17          1,971,560.44      2.44
6.501% - 6.750%                            14          1,383,842.82      1.71
6.751% - 7.000%                             1             76,500.00      0.09
--------------------------------------------------------------------------------
Total:                                    539        $80,706,220.02    100.00%
--------------------------------------------------------------------------------
Minimum: 4.500%
Maximum: 6.875%
Weighted Average: 5.558%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                               Oct 14, 2003 16:35                    Page 1 of 4

                           [LOGO] UBS Investment Bank
                            Fixed Bid Stratification
           (DELCODE in ('BID,CMT,OWN,SVC')); CURRPORT in (9047,9236)
================================================================================


--------------------------------------------------------------------------------
Original Term to Maturity               COUNT                   UPB          %
--------------------------------------------------------------------------------
181 - 240                                  10        $ 1,437,938.98      1.78%
241 - 300                                   9          1,103,181.14      1.37
301 - 359                                   1            105,008.00      0.13
360 - 360                                 519         78,060,091.90     96.72
--------------------------------------------------------------------------------
Total:                                    539        $80,706,220.02    100.00%
--------------------------------------------------------------------------------
Minimum: 240
Maximum: 360
Weighted Average: 357
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Remaining Term to Stated Maturity       COUNT                   UPB          %
--------------------------------------------------------------------------------
181 - 240                                  10        $ 1,437,938.98      1.78%
241 - 300                                   9          1,103,181.14      1.37
301 - 359                                 487         74,250,557.52     92.00
360 - 360                                  33          3,914,542.38      4.85
--------------------------------------------------------------------------------
Total:                                    539        $80,706,220.02    100.00%
--------------------------------------------------------------------------------
Minimum: 233
Maximum: 360
Weighted Average: 356
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Seasoning                               COUNT                   UPB          %
--------------------------------------------------------------------------------
<= 0                                       35        $ 4,492,242.38      5.57%
1 - 1                                     334         48,431,351.77     60.01
2 - 2                                     134         21,487,388.42     26.62
3 - 3                                      25          3,843,031.76      4.76
4 - 4                                       6          1,227,497.69      1.52
5 - 5                                       2            427,708.00      0.53
6 - 6                                       1            130,500.00      0.16
7 - 12                                      2            666,500.00      0.83
--------------------------------------------------------------------------------
Total:                                    539        $80,706,220.02    100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 7
Weighted Average: 1
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO Scores                             COUNT                   UPB          %
--------------------------------------------------------------------------------
590 - 599                                   2        $   320,008.00      0.40%
600 - 609                                   1            218,754.60      0.27
610 - 619                                   2            200,000.00      0.25
620 - 629                                   5            887,268.32      1.10
630 - 639                                  10          1,240,791.90      1.54
640 - 649                                  11          1,469,660.77      1.82
650 - 659                                  11          1,579,004.11      1.96
660 - 669                                  21          3,112,225.76      3.86
670 - 679                                  20          2,381,027.71      2.95
680 - 689                                  22          3,019,828.95      3.74
690 - 699                                  22          3,050,699.38      3.78
700 - 709                                  36          4,962,815.75      6.15
710 - 719                                  35          3,990,553.67      4.94
720 - 729                                  30          4,294,027.72      5.32
730 - 739                                  47          7,080,978.81      8.77
740 - 749                                  43          6,947,813.49      8.61
750 - 759                                  48          7,610,176.52      9.43
760 - 769                                  41          6,804,372.86      8.43
770 - 779                                  42          7,221,526.70      8.95
780 - 789                                  40          6,719,546.53      8.33
790 - 799                                  31          4,300,889.43      5.33
800 - 809                                  15          2,653,069.58      3.29
810 - 819                                   4            641,179.46      0.79
--------------------------------------------------------------------------------
Total:                                    539        $80,706,220.02    100.00%
--------------------------------------------------------------------------------
Minimum: 596
Maximum: 813
Weighted Average: 735
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan To Value Ratio                     COUNT                   UPB          %
--------------------------------------------------------------------------------
10.001% - 15.000%                           1        $   149,843.39      0.19%
15.001% - 20.000%                           3            260,371.48      0.32
20.001% - 25.000%                           5            769,304.89      0.95
25.001% - 30.000%                           7            705,421.12      0.87
30.001% - 35.000%                          16          3,552,465.05      4.40
35.001% - 40.000%                          21          3,350,708.44      4.15
40.001% - 45.000%                          27          4,217,169.99      5.23
45.001% - 50.000%                          29          4,638,097.70      5.75
50.001% - 55.000%                          33          5,487,211.61      6.80
55.001% - 60.000%                          43          8,174,388.07     10.13
60.001% - 65.000%                          74         10,584,071.94     13.11
65.001% - 70.000%                         124         18,024,248.22     22.33
70.001% - 75.000%                         100         15,232,363.97     18.87
75.001% - 80.000%                          39          4,156,386.00      5.15
80.001% - 85.000%                           2            154,205.96      0.19
85.001% - 90.000%                          15          1,249,962.19      1.55
--------------------------------------------------------------------------------
Total:                                    539        $80,706,220.02    100.00%
--------------------------------------------------------------------------------
Minimum: 11.36%
Maximum: 90.00%
Weighted Average: 61.47%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                               Oct 14, 2003 16:35                    Page 2 of 4

                           [LOGO] UBS Investment Bank
                            Fixed Bid Stratification
           (DELCODE in ('BID,CMT,OWN,SVC')); CURRPORT in (9047,9236)
================================================================================


--------------------------------------------------------------------------------
Combined Loan To Value Ratio            COUNT                   UPB          %
--------------------------------------------------------------------------------
10.001% - 15.000%                           1        $   149,843.39      0.19%
15.001% - 20.000%                           3            260,371.48      0.32
20.001% - 25.000%                           4            654,422.14      0.81
25.001% - 30.000%                           7            705,421.12      0.87
30.001% - 35.000%                          15          3,383,154.99      4.19
35.001% - 40.000%                          22          3,465,591.19      4.29
40.001% - 45.000%                          26          4,026,169.99      4.99
45.001% - 50.000%                          27          4,284,429.65      5.31
50.001% - 55.000%                          32          5,290,140.35      6.55
55.001% - 60.000%                          42          7,864,727.39      9.74
60.001% - 65.000%                          75         10,750,395.69     13.32
65.001% - 70.000%                         123         18,050,197.24     22.37
70.001% - 75.000%                         100         15,435,643.99     19.13
75.001% - 80.000%                          41          4,384,739.79      5.43
80.001% - 85.000%                           5            667,187.21      0.83
85.001% - 90.000%                          16          1,333,784.41      1.65
--------------------------------------------------------------------------------
Total:                                    539        $80,706,220.02    100.00%
--------------------------------------------------------------------------------
Minimum: 11.36%
Maximum: 90.00%
Weighted Average: 61.92%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DTI                                     COUNT                   UPB          %
--------------------------------------------------------------------------------
<= 0.000%                                 362        $56,859,585.68     70.45%
0.001% - 1.000%                             1             76,580.03      0.09
1.001% - 6.000%                             2            191,876.66      0.24
6.001% - 11.000%                            5            461,626.60      0.57
11.001% - 16.000%                           6            863,939.07      1.07
16.001% - 21.000%                          14          1,597,145.40      1.98
21.001% - 26.000%                          18          3,011,378.87      3.73
26.001% - 31.000%                          22          3,067,889.46      3.80
31.001% - 36.000%                          37          4,937,834.02      6.12
36.001% - 41.000%                          39          5,094,392.79      6.31
41.001% - 46.000%                          19          2,729,360.33      3.38
46.001% - 51.000%                          11          1,197,390.23      1.48
51.001% - 56.000%                           2            362,500.00      0.45
56.001% - 61.000%                           1            254,720.88      0.32
--------------------------------------------------------------------------------
Total:                                    539        $80,706,220.02    100.00%
--------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 56.500%
Weighted Average: 32.617%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Geographic Concentration                COUNT                   UPB          %
--------------------------------------------------------------------------------
California                                197        $38,162,098.38     47.29%
Washington                                 23          4,119,936.25      5.10
Oregon                                     23          3,177,284.88      3.94
Colorado                                   19          2,940,383.32      3.64
Florida                                    34          2,872,076.22      3.56
Arizona                                    30          2,732,189.55      3.39
Massachusetts                              10          2,652,353.53      3.29
Texas                                      28          2,492,174.29      3.09
Nevada                                     18          2,235,190.30      2.77
Virginia                                   14          1,907,252.79      2.36
New York                                    9          1,829,783.03      2.27
Maryland                                   12          1,763,672.08      2.19
New Jersey                                  9          1,213,550.00      1.50
North Carolina                             10          1,073,864.53      1.33
Illinois                                    7          1,046,885.24      1.30
Alaska                                      5          1,024,700.00      1.27
District Of Columbia                        5            879,043.32      1.09
Georgia                                     8            788,303.32      0.98
Minnesota                                   6            607,500.00      0.75
Wyoming                                     2            598,000.00      0.74
South Carolina                              6            530,558.81      0.66
Connecticut                                 3            491,166.16      0.61
Ohio                                        4            480,700.00      0.60
Idaho                                       6            463,200.00      0.57
Missouri                                    6            455,109.74      0.56
Utah                                        4            451,450.00      0.56
Wisconsin                                   4            416,025.00      0.52
Louisiana                                   2            400,000.00      0.50
Michigan                                    3            360,565.58      0.45
Indiana                                     5            335,300.00      0.42
Pennsylvania                                6            324,924.72      0.40
Hawaii                                      2            321,931.68      0.40
Kansas                                      2            272,000.00      0.34
Alabama                                     2            237,395.72      0.29
Montana                                     2            227,300.00      0.28
Oklahoma                                    3            173,445.92      0.21
Arkansas                                    3            172,500.00      0.21
Tennessee                                   2            162,104.76      0.20
Kentucky                                    1             87,000.00      0.11
New Mexico                                  1             73,920.89      0.09
Iowa                                        1             68,880.01      0.09
Maine                                       1             52,500.00      0.07
South Dakota                                1             32,000.00      0.04
--------------------------------------------------------------------------------
Total:                                    539        $80,706,220.02    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
North-South CA                          COUNT                   UPB          %
--------------------------------------------------------------------------------
States Not CA                             342        $42,544,121.64     52.71%
South CA                                  108         22,523,083.47     27.91
North CA                                   89         15,639,014.91     19.38
--------------------------------------------------------------------------------
Total:                                    539        $80,706,220.02    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Zip Code Concentration                  COUNT                   UPB          %
--------------------------------------------------------------------------------
90254                                       2        $   811,050.00      1.00%
98116                                       2            696,400.00      0.86
92109                                       2            645,400.00      0.80
92117                                       3            641,000.00      0.79
2148                                        2            621,900.00      0.77
Other                                     528         77,290,470.02     95.77
--------------------------------------------------------------------------------
Total:                                    539        $80,706,220.02    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                               Oct 14, 2003 16:35                    Page 3 of 4

                           [LOGO] UBS Investment Bank
                            Fixed Bid Stratification
           (DELCODE in ('BID,CMT,OWN,SVC')); CURRPORT in (9047,9236)
================================================================================


--------------------------------------------------------------------------------
Loan Purpose                            COUNT                   UPB          %
--------------------------------------------------------------------------------
Rate & Term Refi                          230        $34,311,348.83     42.51%
Cash Out Refi                             203         31,385,758.00     38.89
Purchase                                  104         14,848,113.19     18.40
Construction to Perm                        2            161,000.00      0.20
--------------------------------------------------------------------------------
Total:                                    539        $80,706,220.02    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Document Type                           COUNT                   UPB          %
--------------------------------------------------------------------------------
Full                                      499        $74,307,219.02     92.07%
Alternate                                  40          6,399,001.00      7.93
--------------------------------------------------------------------------------
Total:                                    539        $80,706,220.02    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                           COUNT                   UPB          %
--------------------------------------------------------------------------------
Single Family                             307        $39,247,425.63     48.63%
Four Family                                58         13,756,500.70     17.05
Two Family                                 68         11,682,820.41     14.48
Three Family                               26          5,120,675.02      6.34
Low Rise Condo (2-4 floors)                32          4,336,375.00      5.37
Condomimium                                23          2,678,566.17      3.32
Pud Detached                                9          1,407,175.25      1.74
Townhouse                                   7          1,162,117.32      1.44
Pud Attached                                7          1,057,564.52      1.31
High Rise Condo (gt 8 floors)               2            257,000.00      0.32
--------------------------------------------------------------------------------
Total:                                    539        $80,706,220.02    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy                               COUNT                   UPB          %
--------------------------------------------------------------------------------
Investor Occupied                         539        $80,706,220.02    100.00%
--------------------------------------------------------------------------------
Total:                                    539        $80,706,220.02    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepayment  Penalty (Months)            COUNT                   UPB          %
--------------------------------------------------------------------------------
0.000                                     539        $80,706,220.02    100.00%
--------------------------------------------------------------------------------
Total:                                    539        $80,706,220.02    100.00%
--------------------------------------------------------------------------------
wa Term: 0.000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Balloon Flag                            COUNT                   UPB          %
--------------------------------------------------------------------------------
Not a Balloon Loan                        539        $80,706,220.02    100.00%
--------------------------------------------------------------------------------
Total:                                    539        $80,706,220.02    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Silent 2nd                              COUNT                   UPB          %
--------------------------------------------------------------------------------
N                                         526        $78,496,623.81     97.26%
Y                                          13          2,209,596.21      2.74
--------------------------------------------------------------------------------
Total:                                    539        $80,706,220.02    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Lien Position                           COUNT                   UPB          %
--------------------------------------------------------------------------------
1                                         539        $80,706,220.02    100.00%
--------------------------------------------------------------------------------
Total:                                    539        $80,706,220.02    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mortgage Ins.                           COUNT                   UPB          %
--------------------------------------------------------------------------------
GEMICO                                      4        $   277,182.43      0.34%
PMI Mortgage Insurance                      2            146,224.23      0.18
Republic Mortgage Insurance                 6            628,446.84      0.78
United Guaranty                             5            352,314.65      0.44
LTV <=80                                  522         79,302,051.87     98.26
--------------------------------------------------------------------------------
Total:                                    539        $80,706,220.02    100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                               Oct 14, 2003 16:35                    Page 4 of 4